This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2022 of The Caldwell & Orkin Funds, Inc. (the “Registrant”).

I, Derek Pilecki, the President and Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

1/6/2023 ____

Date

/s/ Derek Pilecki ______________________

Derek Pilecki

President and Principal Executive Officer

The Caldwell & Orkin Funds, Inc.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2022 of The Caldwell & Orkin Funds, Inc. (the “Registrant”).

I, Zachary P. Richmond, the Treasurer and Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

1/6/2023 ____

Date

/s/ Zachary P. Richmond ______________________

Zachary P. Richmond

Treasurer and Principal Financial Officer

The Caldwell & Orkin Funds, Inc.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.